EXHIBIT 1

                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including exhibits and schedules thereto) with respect to the acquisition of, or the right to acquire, the Common Stock of Halsey Drug Co., Inc., a New York corporation. This Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executes this Agreement this 20th day of March, 1998.

                                     GALEN PARTNERS III, L.P.
                                     By: Claudius, L.L.C., General Partner



                                     By: /s/ Bruce F. Wesson
                                     ------------------------------------------
                                     Bruce F. Wesson, Managing Member


                                     GALEN PARTNERS
                                     INTERNATIONAL III, L.P.
                                     By: Claudius, L.L.C., General Partner



                                     By: /s/ Bruce F. Wesson
                                     ------------------------------------------
                                     Bruce F. Wesson, Managing Member


                                     GALEN EMPLOYEE FUND III, L.P.
                                     By: Wesson Enterprises, Inc.,
                                     General Partner



                                     By: /s/ Bruce F. Wesson
                                     ------------------------------------------
                                     Bruce F. Wesson, President


                                     CLAUDIUS, L.L.C.



                                     By: /s/ Bruce F. Wesson
                                     ------------------------------------------
                                     Bruce F. Wesson, Managing Member


                                     WESSON ENTERPRISES, INC.

                                     By: /s/ Bruce F. Wesson
                                     ------------------------------------------
                                     Bruce F. Wesson, President



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                                     /s/ William R. Grant
                                     ------------------------------------------
                                     William R. Grant



                                     /s/ Bruce F. Wesson
                                     ------------------------------------------
                                     Bruce F. Wesson



                                     /s/ L. John Wilkerson
                                     ------------------------------------------
                                     L. John Wilkerson



                                     /s/ David Jahns
                                     ------------------------------------------
                                     David Jahns



                                     /s/ Srini Conjeevaram
                                     ------------------------------------------
                                     Srini Conjeevaram



                                     /s/ Zubeen Shroff
                                     ------------------------------------------
                                     Zubeen Shroff